UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
Amendment No. 1

__________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
August 9, 2019
Date of Report (Date of earliest event reported)

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IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

50 Rio Robles, San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, Immersion Corporation (“Immersion” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on August 9, 2019 (the “Original Report”), to disclose: (1) the subsequent appointment of Mr. William Martin to the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company as a member and the Chairperson of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”); and (2) the subsequent appointment of Mr. Matthew Frey to the Audit Committee of the Board (the “Audit Committee”), as a member and the Chairperson of the Audit Committee. At the time of the Original Report, the Board had not determined to which committees, if any, Messrs. Martin and Frey would be appointed. Except as stated herein, the Original Report shall remain in effect.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On August 14, 2019, the Board, following the recommendation of the Nominating and Governance Committee, appointed, effective immediately, Mr. Martin to serve as a member and the Chairperson of the Compensation Committee and as a member of the Nominating and Governance Committee, and appointed, effective immediately, Mr. Frey as a member and the Chairperson of the Audit Committee.

As a result of the appointments described above: (1) the Audit Committee consists of Matthew Frey (Chairperson), Sumit Agarwal, and Sharon Holt; (2) the Compensation Committee consists of William Martin (Chairperson), Jonathan Visbal, and Sharon Holt; and (3) the Nominating and Governance Committee consists of Jonathan Visbal (Chairperson), Sid Ganis and William Martin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	August 15, 2019	By:	/s/ MIKE OKADA
Mike Okada
General Counsel